UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 24, 2014

Date of Report (Date of earliest event reported)

ERICKSON AIR-CRANE INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-35482	93-1307561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5550 SW Macadam Avenue, Suite 200

Portland, Oregon 97239

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (503) 505-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, unless otherwise indicated or the context otherwise requires, references to “we,” “us,” “our,” the “Company,” and “Erickson” refer to Erickson Air-Crane Incorporated and its subsidiaries on a consolidated basis.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 5, 2014, the board of directors of Erickson Air-Crane Incorporated approved amendments to the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate”) and Second Amended and Restated Bylaws (the “Bylaws”) to change the name of the Company from “Erickson Air-Crane Incorporated” to “Erickson Incorporated” (collectively, the “Amendments”). On February 24, 2014, following approval by the Company’s board of directors, holders of a majority of the Company’s outstanding voting stock acted by written consent to approve the Amendments (the “Written Consent”). The Written Consent will become effective upon the expiration of 20 calendar days after the first mailing or other delivery of an information statement related to the Amendments to be filed by the Company with the Securities and Exchange Commission in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. Thereafter, the amended Certificate will become effective upon filing with the Secretary of State of the State of Delaware, and the amended Bylaws will become effective immediately subsequent to such filing.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 24, 2014, following approval by the Company’s board of directors, holders of a majority of the Company’s outstanding voting stock acted by written consent to approve the Amendments. The descriptions of the Amendments and the Written Consent set forth in Item 5.03 of this Current Report on Form 8-K are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Third Amended and Restated Certificate of Incorporation, to be filed with the Secretary of State of the State of Delaware.

3.2	Third Amended and Restated Bylaws, to be effective upon filing of the Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2014	Erickson Air-Crane Incorporated

	By:	/s/ Edward Rizzuti
Edward Rizzuti
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Third Amended and Restated Certificate of Incorporation, to be filed with the Secretary of State of the State of Delaware.

3.2	Third Amended and Restated Bylaws, to be effective upon filing of the Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.